                                             COMPOSITE COPY


                              AMENDMENT NO. 1 (the "Amendment") dated as of
                           April 25, 1994 to the Credit and Guaranty Agreement dated as of August 18, 1993 (the "Agreement"), among AMERICAN MEDICAL INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), AMERICAN MEDICAL HOLDINGS, INC., a Delaware corporation ("Holdings"), THE LENDERS REFERRED TO THEREIN, (the "Lenders"), CHEMICAL BANK, a New York banking corporation, as agent for the Lenders (the "Agent"), THE BANK OF
                           NOVA SCOTIA, as Co-Agent and THE LONG TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as Co-Agent.


                           INTRODUCTORY STATEMENT

          All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Agreement.

          The Lenders have made available to the Borrower a revolving credit facility in the amount of $600,000,000. Holdings and the Borrower have requested that the Agreement be amended to modify certain provisions thereof as hereinafter set forth. In consideration of the mutual agreements contained herein and other good and valuable consideration, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENT TO THE AGREEMENT.  Subject to the provisions of
Section 2 hereof, the Agreement is hereby amended as follows:

          (A)   The definition of "Pledged Borrower Subsidiary" appearing in
Article 1 of the Agreement is hereby amended by inserting the words ", Section 5.13(c) or Section 5.13(d)" after the words "pursuant to Section 5.13(a)(i)" appearing therein.

          (B) The definition of "Pledged Securities" appearing in Article 1 of the Agreement is hereby amended by deleting the word "and" immediately after the word "Finco" appearing therein, by inserting a comma in lieu thereof and by inserting the following words at the end of the existing text:

          ", Trademark Subsidiary and each Subsidiary of the Borrower whose Capital Stock is hereafter required to be pledged to the Agent (for the benefit of the Lenders) pursuant to Section 5.13(c) hereof."

          (C) The following definitions are hereby inserted in Article 1 of the Agreement in the correct alphabetical sequence:

          "'NATIONAL PARK SUBSIDIARY' shall mean the direct, wholly owned Subsidiary of the Borrower which shall be formed for the purpose of conducting the operating business of AMI National Park Medical Center.

          'INTERMEDIATE NOTE SUBSIDIARY' shall mean any direct, wholly owned Subsidiary of the Borrower which shall be formed for the purpose of conducting the business contemplated by Section 6.03(d) hereof.

          'INTERMEDIATE TRADEMARK SUBSIDIARY' shall mean any direct, wholly owned Subsidiary of the Borrower which shall be formed for the purpose of conducting the business contemplated by Section 6.03(e) hereof.

          'NOTE SUBSIDIARY' shall mean the direct or indirect, wholly owned Subsidiary of the Borrower which shall hereafter be formed and to which the Borrower will be contributing certain notes currently held by the Borrower as contemplated by Section 6.04(q) hereof.

          'TRADEMARK SUBSIDIARY' shall mean the direct or indirect, wholly owned Subsidiary of the Borrower which shall hereafter be formed and to which the Borrower will be contributing certain trademarks currently held by the Borrower as contemplated by Section 6.04(r) hereof."

          (D) Section 5.13 of the Agreement is hereby amended by adding the following additional paragraphs (c), (d) and (e):

          "(c) If any Subsidiary of the Borrower acquires assets (whether resulting from a transfer by the Borrower or one of its Subsidiaries or otherwise, and whether resulting from one transaction or over time) with a fair market value of $10,000,000 or more, and a security interest in the Capital Stock of that direct Subsidiary of the

     Borrower which is either such Subsidiary which has acquired assets valued at $10,000,000 or more (the "Subject Subsidiary") or the direct or indirect corporate parent thereof, has not been granted to the Agent (on behalf of the Lenders) or the Collateral Trustee (for the equal and ratable benefit of the Lenders and the holders of the Public Debt Obligations (such term being used in this Section 5.13(c) as defined in the Collateral Trust Agreement)), as appropriate, then the Borrower (i) shall promptly notify the Agent in writing of the acquisition of such assets by the Subject Subsidiary and (ii) if requested by the Agent, shall promptly grant to the Agent for the benefit of the Lenders (or, to the Collateral Trustee for the equal and ratable benefit of the Lenders and the holders of the Public Debt Obligations), a security interest in the Capital Stock of that direct Subsidiary of the Borrower (to the extent such Capital Stock is not already so pledged) which is either such Subject Subsidiary or the direct or indirect corporate parent thereof.

           (d) Promptly upon the creation (if ever) of each of Intermediate Note Subsidiary and Note Subsidiary, the Borrower shall notify the Agent in writing thereof and shall grant to the Collateral Trustee for the equal and ratable benefit of the Lenders and the holders of the Public Debt Obligations (as such term is defined in the Collateral Trust Agreement), a security interest in all of the Capital Stock of Intermediate Note Subsidiary and any of the Capital Stock of Note Subsidiary which is owned directly by the Borrower.

           (e) Promptly upon the creation (if ever) of each of Intermediate Trademark Subsidiary and Trademark Subsidiary, the Borrower shall notify the Agent in writing thereof and shall execute and deliver an amendment (in form and substance satisfactory to the Agent) to the Borrower Pledge and Security Agreement in order to provide the Agent for the benefit of the Lenders, with a security interest in all of the Capital Stock of Intermediate Trademark Subsidiary and any of the Capital Stock of Trademark Subsidiary which is owned directly by the Borrower."

          (E) Section 6.03 of the Agreement is hereby amended by adding the following additional paragraphs (d) and (e):

          "(d) With respect to Intermediate Note Subsidiary, (i) conduct any business other than the ownership of Capital Stock of Note Subsidiary nor (ii) hold any asset other than such Capital Stock.

          (e) With respect to Intermediate Trademark Subsidiary, (i) conduct any business other than the ownership of Capital Stock of Trademark Subsidiary nor (ii) hold any asset other than such Capital Stock."

          (F) Section 6.04(f) of the Agreement is hereby amended by adding the following parenthetical phrase after the words "pursuant to this Section 6.04(f) during the term of this Agreement" appearing in clause (i) of Section 6.04(f):

     "(other than the Acquisition by Amisub (SFH), Inc., a Tennessee corporation, of substantially all of the assets (and the assumption of the liabilities) of Saint Francis Hospital, Inc., a Tennessee not-for-profit corporation, for a purchase price of $96,700,000 (subject, however, to a working capital adjustment), PROVIDED that the Net Cash Proceeds received by the Borrower from the sale or other disposition of the equity securities of EPIC Holdings, Inc., equals or exceeds $40,000,000)".

          (G) Section 6.04 of the Agreement is hereby amended by deleting the word "and" appearing at the end of paragraph (n) thereof and adding the following additional paragraphs (p), (q), (r) and (s):

          "(p) the Borrower may make a transfer to one of its wholly owned Subsidiaries and any wholly owned Subsidiary of the Borrower may make a transfer to the Borrower or another wholly owned Subsidiary of the Borrower, PROVIDED, HOWEVER, that if any such transfer to a wholly owned Subsidiary involves asset(s) with a fair market value of $10,000,000 or more, then at least five (5) Business Days prior to such transfer, the Borrower shall provide written notice of the proposed transfer to the Agent and, if applicable, shall comply with any requests made by the Agent pursuant to Section 5.13(c) hereof;

          (q) the contribution by the Borrower (whether directly or through Intermediate Note Subsidiary) to Note Subsidiary of certain notes currently held by the Borrower representing intercompany Indebtedness owed by Subsidiaries of the Borrower (other than Finco) to the Borrower, in exchange for shares of the Capital Stock of Note Subsidiary;

          (r) the contribution by the Borrower (whether directly or through Intermediate Trademark Subsidiary) to Trademark Subsidiary of certain trademarks currently held by the Borrower in exchange for shares of the Capital Stock of Trademark Subsidiary, and the licensing of such trademarks by Trademark Subsidiary to the Borrower and/or Subsidiaries of the Borrower in the ordinary course of business of the Borrower and its Subsidiaries; and

          (s) the contribution by the Borrower to National Park Subsidiary of all or substantially all of the assets (including Patient Receivables) which are associated with or employed in the operation of AMI National Park Medical Center, in exchange for shares of the Capital Stock of National Park Subsidiary."

          (H) Section 6.05(k) of the Agreement is hereby amended in its entirety to read as follows:

          "(k) Investments in Joint Venture Subsidiaries and Joint Ventures, which Joint Venture Subsidiaries or Joint Ventures were in existence on the date hereof, PROVIDED any such Investment shall be made in the ordinary course of business consistent with past practices;"

          (I) Section 6.05 of the Agreement is hereby amended by deleting the word "and" appearing at the end of paragraph (p) thereof and adding the following additional paragraphs (r) and (s) immediately after paragraph (q) appearing therein:

          "(r) Investments in direct and indirect wholly owned Subsidiaries of the Borrower (other than Joint Venture Subsidiaries); and

          (s) Investments which are permitted by Sections 6.04(p), 6.04(q), 6.04(r) and 6.04(s) hereof."

          (J) Section 6.11 of the Agreement is hereby amended by deleting the word "and" immediately preceding clause (ii) of such section and inserting a comma in lieu thereof and by adding the following clause (iii) to the end of the existing text:

     "and (iii) in connection with the contribution by the Borrower to National Park Subsidiary of all or substantially all of the assets which are associated with or employed in the operation of AMI National Park Medical Center, in exchange for shares of the Capital Stock of National Park Subsidiary."

          (K) Section 6.20 of the Agreement is hereby amended by adding the following parenthetical phrase after the first place the word "Acquisition" appears in the first proviso of such section:

     "(other than the Acquisition by Amisub (SFH), Inc., a Tennessee corporation, of substantially all of the assets (and the assumption of the liabilities) of Saint Francis Hospital, Inc., a Tennessee not-for-profit corporation, for a purchase price of $96,700,000 (subject, however, to a working capital adjustment), PROVIDED that the Net Cash Proceeds received by the Borrower from the sale or other disposition of the equity securities of EPIC Holdings, Inc., equals or exceeds $40,000,000)"


          SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions precedent:

          (A) the Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower, Holdings and those Lenders required by Section 10.09 of the Agreement; and

          (B) all legal matters in connection with this Amendment shall be reasonably satisfactory to Lord Day & Lord, Barrett Smith, counsel for the Agent.

           SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower represent and warrant to the Lenders that:

          (A)  with respect to Amisub (SFH), Inc., its legal name is Amisub
(SFH), Inc., the jurisdiction of its incorporation is the State of Tennessee and its authorized capitalization is 1,000 shares of common stock, of which 1,000 shares are issued and outstanding and are owned by the Borrower;

          (B) the representations and warranties contained in the Agreement and in the other Fundamental Documents are true and correct on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

          (C) no Default or Event of Default has occurred or is continuing under the Agreement.

          SECTION 4. FULL FORCE AND EFFECT. Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Agreement or a waiver of any Default or Event of Default under the Agreement, in either case whether or not known to the Agent. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Lord Day & Lord, Barrett Smith, counsel for the Agent.

          SECTION 8. HEADINGS. The headings of this,Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.



                                 AMERICAN MEDICAL INTERNATIONAL, INC.

                                 By   /s/ MICHAEL N. MURDOCK
                                    ---------------------------------
                                 Name: Michael N. Murdock
                                 Title: Vice President


                                  AMERICAN MEDICAL HOLDINGS, INC.

                                  By   /s/ MICHAEL N. MURDOCK
                                     ---------------------------------
                                  Name: Michael N. Murdock
                                  Title: Vice President


                                  CHEMICAL BANK, INDIVIDUAllY AND
                                    AS AGENT

                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  THE BANK OF NOVA SCOTIA, INDIVIDUALLY
                                    AND AS CO-AGENT

                                  By
                                     ---------------------------------
                                  Name:
                                  Title:

this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Lord Day & Lord, Barrett Smith, counsel for the Agent.

          SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.



                                  AMERICAN MEDICAL INTERNATIONAL, INC.


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  AMERICAN MEDICAL HOLDINGS,, INC.


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  CHEMICAL BANK, INDIVIDUALLY AND
                                    AS AGENT


                                  By  /s/ COLLEEN M. ROUX
                                      ---------------------------------
                                  Name: Colleen M. Roux
                                  Title: Vice President



                                  THE BANK OF NOVA SCOTIA, INDIVIDUALLY
                                    AND AS CO-AGENT


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Lord Day & Lord, Barrett Smith, counsel for the Agent.

          SECTION 8. HEADINGS. The headings of this-Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.



                                  AMERICAN MEDICAL INTERNATIONAL, INC.


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  AMERICAN MEDICAL HOLDINGS, INC.


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  CHEMICAL BANK, INDIVIDUALLY AND
                                    AS AGENT


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  THE BANK OF NOVA SCOTIA, INDIVIDUALLY
                                    AND AS CO-AGENT


                                  By  /s/ MARY K. MUNOZ
                                      ---------------------------------
                                  Name: Mary K. Munoz
                                  Title: Representative

                                  THE LONG TERM CREDIT BANK OF JAPAN,
                                    LTD., LOS ANGELES AGENCY,
                                    INDIVIDUALLY AND AS CO-AGENT


                                  By  /s/ Y. KAMISAWA
                                      ---------------------------------
                                  Name: Yutaka Kamisawa
                                  Title: Deputy General Manager

                                  ARAB BANK PLC


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  BANK OF HAWAII


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  BANK OF IRELAND, GRAND CAYMAN BRANCH


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  THE LONG TERM CREDIT BANK OF JAPAN,
                                    LTD., LOS ANGELES AGENCY,
                                    INDIVIDUALLY AND AS CO-AGENT


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  ARAB BANK PLC


                                  By  /s/ PETER BOYADJI
                                      ---------------------------------
                                  Name: Peter Boyadji
                                  Title: V. P.


                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  BANK OF HAWAII


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  BANK OF IRELAND, GRAND CAYMAN BRANCH


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  THE LONG TERM CREDIT BANK OF JAPAN,
                                    LTD., LOS ANGELES AGENCY,
                                    INDIVIDUALLY AND AS CO-AGENT


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  ARAB BANK PLC


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                  By  /s/ BRAD W. DeSPAIN
                                      ---------------------------------
                                  Name: Brad W. DeSpain
                                  Title: Vice President


                                  BANK OF HAWAII


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  BANK OF IRELAND, GRAND CAYMAN BRANCH


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  THE LONG TERM CREDIT BANK OF JAPAN,
                                    LTD., LOS ANGELES AGENCY,
                                    INDIVIDUALLY AND AS CO-AGENT


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  ARAB BANK PLC


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  BANK OF HAWAII


                                  By  /s/ JOSEPH T. DONALSON
                                      ---------------------------------
                                  Name: Joseph T. Donalson
                                  Title: Vice President

                                  BANK OF IRELAND, GRAND CAYMAN BRANCH


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  THE LONG TERM CREDIT BANK OF JAPAN,
                                    LTD., LOS ANGELES AGENCY,
                                    INDIVIDUALLY AND AS CO-AGENT


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  ARAB BANK PLC


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:


                                  BANK OF HAWAII


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  BANK OF IRELAND, GRAND CAYMAN BRANCH


                                  By  /s/ ROGER M. BURNS
                                      ---------------------------------
                                  Name: Roger M. Burns
                                  Title: Vice President

                                  BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                                  By /s/ KENNETH C. COULTER
                                    ------------------------------------
                                    Name: Kenneth C. Coulter
                                    Title: Assistant Vice President


                                  By /s/ MARK A. HARRINGTON
                                    ------------------------------------
                                    Name: Mark A. Harrington
                                    Title: Vice President &
                                           Regional Manager


                                  BANQUE PARIBAS

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  CITICORP USA, INC.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  BANQUE PARIBAS

                                  By /s/ JEFFREY J. YUSAL
                                    -----------------------------------
                                    Name: Jeffrey J. Yusal
                                    Title:

                                  By /s/ ERIC GREEN
                                    -----------------------------------
                                    Name: Eric Green
                                    Title: VP


                                  CITICORP USA, INC.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                   BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                   BANQUE PARIBAS

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  CITICORP USA, INC.

                                  By /s/ BARBARA A. COHEN
                                    -----------------------------------
                                    Name: Barbara A. Cohen
                                    Title: Vice President


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  BANQUE PARIBAS

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  CITICORP USA, INC.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE

                                  By /s/ ADAM BROUGH
                                    -----------------------------------
                                    Name: Adam Brough
                                    Title: Assistant Vice President

                                  By /s/ ERIC MALLARONI
                                    -----------------------------------
                                    Name: Eric Mallaroni
                                    Title: Senior Vice President

                                  DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

                                  By /s/ NORAH McCANN
                                    -----------------------------------
                                    Name: Norah McCann
                                    Title: Senior Vice President

                                  By /s/ WOLFGANG BOLLMANN
                                    -----------------------------------
                                    Name: Wolfgang Bollmann
                                    Title: Senior Vice President


                                  DRESDNER BANK AG, NEW YORK BRANCH AND
                                    GRAND CAYMAN BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  FIRST INTERSTATE BANK OF TEXAS, N.A.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  DRESDNER BANK AG, NEW YORK BRANCH AND
                                    GRAND CAYMAN BRANCH

                                  By /s/ TERENCE L. DARBY
                                    -----------------------------------
                                    Name: Terence L. Darby
                                    Title: Vice President

                                  By /s/ LEO WOLF
                                    -----------------------------------
                                    Name: Leo Wolf
                                    Title: Senior Vice President &
                                           General Manager


                                  FIRST INTERSTATE BANK OF TEXAS, N.A.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  DRESDNER BANK AG, NEW YORK BRANCH AND
                                    GRAND CAYMAN BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  FIRST INTERSTATE BANK OF TEXAS, N.A.

                                  By /s/ SCOTT B WALKER
                                    -----------------------------------
                                    Name: Scott B Walker
                                    Title: Vice President


                                  FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  DRESDNER BANK AG, NEW YORK BRANCH AND
                                    GRAND CAYMAN BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  FIRST INTERSTATE BANK OF TEXAS, N.A.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA

                                  By /s/ JOHN W. RANSON
                                    -----------------------------------
                                    Name: John W. Ranson
                                    Title: VP

                                  GIROCREDIT BANK, NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  MITSUI LEASING (U.S.A.) INC.

                                  By /s/ SEIJI SANO
                                    -----------------------------------
                                    Name: Seiji Sano
                                    Title: President


                                  NATIONAL CITY BANK

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE MITSUBISHI BANK, LTD

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  GIROCREDIT BANK, NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  MITSUI LEASING (U.S.A.) INC.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONAL CITY BANK

                                  By /s/ CHRISTOPHER M. KARR
                                    -----------------------------------
                                    Name: Christopher M. Karr
                                    Title: Assistant Vice President


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE MITSUBISHI BANK, LTD

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  GIROCREDIT BANK, NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  MITSUI LEASING (U.S.A.) INC.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONAL CITY BANK

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    NEW YORK BRANCH

                                  By /s/ JUNRI ODA
                                    -----------------------------------
                                    Name: Junri Oda
                                    Title: Senior Vice President and
                                           Senior Manager


                                  THE MITSUBISHI BANK, LTD

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  GIROCREDIT BANK, NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  MITSUI LEASING (U.S.A.) INC.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONAL CITY BANK

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE MITSUBISHI BANK, LTD

                                  By /s/ HIROAKI FUCHIDA
                                    -----------------------------------
                                    Name: Hiroaki Fuchida
                                    Title: Vice President, Manager

                                  THE SAKURA BANK, LIMITED
                                    LOS ANGELES AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONAL WESTMINSTER BANK USA

                                  By /s/ W WAKEFIELD SMITH
                                    -----------------------------------
                                    Name: W Wakefield Smith
                                    Title: Vice President


                                  NATIONSBANK OF TEXAS, N.A.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "RABOBANK
                                  NEDERLAND", NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  SHAWMUT BANK CONNECTICUT, N.A.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  THE SAKURA BANK, LIMITED
                                    LOS ANGELES AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONAL WESTMINSTER BANK USA

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONSBANK OF TEXAS, N.A.

                                  By /s/ JOHN KAHN
                                    -----------------------------------
                                    Name: John Kahn
                                    Title:


                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "RABOBANK
                                  NEDERLAND", NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  SHAWMUT BANK CONNECTICUT, N.A.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  THE SAKURA BANK, LIMITED
                                    LOS ANGELES AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONAL WESTMINSTER BANK USA

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONSBANK OF TEXAS, N.A.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "RABOBANK
                                  NEDERLAND", NEW YORK BRANCH

                                  By /s/ ANITA VOGEL
                                    -----------------------------------
                                    Name: Anita Vogel
                                    Title: Vice President

                                  By /s/ IAN REECE
                                    -----------------------------------
                                    Name: Ian Reece
                                    Title: Vice President & Manager


                                  SHAWMUT BANK CONNECTICUT, N.A.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  THE SAKURA BANK, LIMITED
                                    LOS ANGELES AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONAL WESTMINSTER BANK USA

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  NATIONSBANK OF TEXAS, N.A.

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "RABOBANK
                                  NEDERLAND", NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  SHAWMUT BANK CONNECTICUT, N.A.

                                  By /s/ MANFRED O. EIGENBROD
                                    -----------------------------------
                                    Name: Manfred O. Eigenbrod
                                    Title: Vice President

                                  THE SUMITOMO TRUST & BANKING CO.,
                                    LTD., NEW YORK BRANCH

                                  By /s/ SURAJ P. BHATIA
                                    -----------------------------------
                                     Name: Suraj P. Bhatia
                                     Title: Senior Vice President
                                            Manager, Corporate Finance II Dept.


                                  THE DAI-ICHI KANGYO BANK, LTD.
                                    LOS ANGELES AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE FUJI BANK, LIMITED, HOUSTON AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE TOKAI BANK, LTD.
                                    LOS ANGELES AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  THE SUMITOMO TRUST & BANKING CO.,
                                    LTD., NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE DAI-ICHI KANGYO BANK, LTD.
                                    LOS ANGELES AGENCY

                                  By /s/ TOMOHIRO NOZAKI
                                    -----------------------------------
                                    Name: Tomohiro Nozaki
                                    Title: Senior Vice President and
                                           Joint General Manager


                                  THE FUJI BANK, LIMITED, HOUSTON AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE TOKAI BANK, LTD.
                                    LOS ANGELES AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  THE SUMITOMO TRUST & BANKING CO.,
                                    LTD., NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE DAI-ICHI KANGYO BANK, LTD.
                                    LOS ANGELES AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                  THE FUJI BANK, LIMITED, HOUSTON AGENCY

                                  By /s/ T. NAKAMURA
                                    -----------------------------------
                                    Name: T. Nakamura
                                    Title: Joint General Manager


                                  THE TOKAI BANK, LTD.
                                    LOS ANGELES AGENCY

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:


                                    - 14 -